EXHIBIT 10

EXHIBIT 10

                            STOCK PURCHASE AGREEMENT

         The parties to this stock purchase agreement, dated as of June 1, 2000 (this "Agreement") are InfoAmerica, Inc., a corporation organized under the laws of the state of Delaware (the "Purchaser"), on the one hand, and Dick Clark International Cable Ventures Ltd., a corporation organized under the laws of the Turks and Caicos Islands ("DCICV"), and Carlos Bustamante, Sr. ("Bustamante") (collectively the "Sellers") and Cable California S.A. de C.V., a corporation organized under the laws of the Republic of Mexico (the "Company"), on the other hand.

                                    RECITALS
                                    --------

1. The Sellers are the owners of issued and outstanding shares of the capital stock of the Company (the "Shares").

2. The Sellers desire to sell and transfer to the Purchaser, and the Purchaser desires to purchase and acquire one hundred percent (100%) of the non-voting limited shares (the "Limited Shares") of the Company and one hundred percent (100%) of the voting shares (the "Voting Shares") of the Company owned by the Sellers, upon and subject to the terms and conditions set forth below.

3. In consideration of the premises, the representations and warranties, the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser, the Sellers and the Company agree as follows:

         Transfer of the Shares.

         1.1. Transfer of the Shares. Upon the terms and subject to the conditions hereinafter set forth, concurrently with the execution and delivery of this Agreement, the transfer of the Shares shall be as follows:

                  (a) The Sellers shall transfer, assign and deliver one hundred percent (100%) of the Limited Shares of the Company to the Purchaser free and clear of all liens, security interests, pledges, options, equitable interests, claims and encumbrances of any nature whatsoever.

                  (b) The Sellers shall transfer, assign and deliver one hundred percent (100%) of the Voting Shares of the Company to the Purchaser free and clear of all liens, security interests, pledges, options, equitable interests, claims and encumbrances of any nature whatsoever. The manner in which the Voting Shares shall be held by the Purchaser is as follows:

(i) Forty-nine percent (49%) of the Voting Shares shall be held in a manner designated by the Purchaser.

(ii) Fifty-one percent (51%) of the Voting Shares shall be placed in a Mexican trust established by a Mexican financial institution, which is reasonably acceptable to both the Purchaser and Bustamante, to be held for the benefit of the Purchaser. The terms of the trust agreement and related documentation shall be acceptable to the Purchaser and Bustamante.

         1.2. Consideration. In consideration for the transfer, assignment and delivery to the Purchaser of the Shares being transferred hereunder and the representations and warranties and covenants and agreements of the Sellers set forth herein, and upon the terms and subject to the conditions contained herein, at the Closing (as such term is defined in Section 1.5) the Purchaser shall transfer, assign and deliver 2,225,000 shares of the common stock of the Purchaser (the "Consideration Shares") to each of DCICV and Bustamante.

         1.3. Adjustment to Consideration. If on the Closing Date (as such term is defined in Section 1.5), the price of the Consideration Shares results in aggregate consideration greater than $10,000,000 U.S. Dollars, then the total amount of the Consideration Shares issued shall be equitably adjusted so that the total value of the Consideration Shares shall not exceed $10,000,000 U.S. Dollars.

         1.4. Closing of Stock Transfer Books. On and after the date of this Agreement there shall be no transfers on the stock transfer books of the Company of shares of capital stock of the Company that were issued and outstanding immediately prior to the date hereof.

         1.5. Closing. The closing of the transfer of the Shares and other transactions contemplated hereby (the "Closing") shall take place at the offices of the Purchasers counsel at 10:00 am on June __, 2000, or such other date, time or place as may be agreed to in writing by the parties hereto (the "Closing Date").

2. Representations and Warranties of the Company and Bustamante. The Company and Bustamante jointly, make the following representations and warranties to the Purchaser and acknowledge that the Purchaser is relying upon such representations and warranties in connection with the acquisition of the Shares, each of which is true and correct on the date hereof and shall survive the Closing of the transactions provided for herein.

         2.1. Legal Capacity; No Restrictions. Except as set forth on Schedule 2.1, the Company and Bustamante each have full legal capacity, power and authority to execute and deliver this Agreement and all other agreements, certificates and documents executed or delivered, or to be executed or delivered by the Company and Bustamante in connection herewith, and to perform the obligations hereunder. All acts required to be taken by the Company and Bustamante to enter into this Agreement and to carry out the transactions contemplated hereby have been properly taken; and this Agreement constitutes a legal, valid and binding obligation of the Company and Bustamante enforceable in accordance with its terms subject to (a) bankruptcy, insolvency or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) equitable principles of law. The execution, delivery and performance of this Agreement by the Company and Bustamante in accordance with its terms will not, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any encumbrance pursuant to, or require the consent of any third party or governmental authority under the laws of the United States of America and any of its states, or under the laws of the Republic of Mexico and any of its states pursuant to any material franchise, mortgage, indenture or deed of trust or any material lease, license or other agreement or any statute, law, ordinance, rule of regulation, or any order, writ, injunction, judgment, plan or decree of any court, arbitrator, department, commission, board, bureau, agency, authority, instrumentality or other body, whether federal, state or municipal in the United States of America, or foreign including, but not limited to, the Republic of Mexico and its states to which the Sellers are a party or by which the Sellers (or any of their assets, properties, operations or businesses) may be bound, subject to or affected.

         2.2. Ownership. Each Seller owns all of the issued and outstanding Shares of the Company listed opposite the name of such Seller on Exhibit A to this Agreement, and the Shares transferred to the Purchaser under this Agreement constitute all of the issued and outstanding shares of the Company. The Sellers are the sole registered holders and beneficial owners of the Shares as set forth on Exhibit A, free and clear of any and all mortgages, liens, security interests, restrictions, pledges, options, calls, assessments, adverse claims or rights with respect to the Shares. Such Seller has all legal right, title and authority to transfer the Shares to the Purchaser as contemplated hereby. The assignment, transfer and delivery of the Shares owned by such Seller to the Purchaser in accordance with Section 1 hereof will vest in the Purchaser full right, title and interest in and to all of Shares of the Company owned by such Seller.

         2.3. The Sellers' Interest in Similar Businesses. Except as set forth on Schedule 2.3 of this Agreement, such Seller has no financial interest in any person, firm or entity (other than the Company) which is directly or indirectly, engaged in any business engaged in by the Company, or which is a party to any material agreement to which the Company is also a party.

         2.4. Litigation. There is no claim, legal action, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, writ, injunction, judgment, plan or decree ("Litigation") in progress, pending or in effect, against the Sellers or to the best knowledge of the Sellers, is threatened, against or relating to the Company, its properties, assets, business or capital stock or the transactions contemplated by this Agreement, and the Sellers do not know of any basis of the same in the United States of America, and any of its states, or in the Republic of Mexico, and any of its states. There is no continuing order, injunction or decree of any court, arbitrator or Government Entities to which the Sellers, and to the best knowledge of the Sellers, the Company, is a party or by which the Sellers, or the Company or its assets, properties, business or capital stock are bound.

         2.5.  Investment Intent.
                  (a) The Sellers understand that each certificate representing the Consideration Shares shall be imprinted with a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA OR ANY FOREIGN JURISDICTION AND HAVE BEEN SOLD IN RELIANCE UPON EXEMPTIONS THEREFROM. THESE SECURITIES MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION COVERING THESE SECURITIES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR DELIVERY TO INFOAMERICA, INC ("INFOAMERICA") OF AN OPINION OF COUNSEL (SUCH COUNSEL TO BE SATISFACTORY TO INFOAMERICA) SATISFACTORY TO THE COMPANY (WHICH IS IN FORM, SUBSTANCE AND SCOPE SATISFACTORY TO INFOAMERICA) THAT REGISTRATION IS NOT REQUIRED THEREUNDER. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE STOCKHOLDERS AGREEMENT DATED AS OF JUNE , 2000 AND AS AMENDED AND MODIFIED FROM TIME TO TIME BETWEEN INFOAMERICA, THE UNDERSIGNED, AND CERTAIN OTHER STOCKHOLDERS, AND INFOAMERICA RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY INFOAMERICA TO THE HOLDER HEREOF UPON WRITTEN REQUEST WITHOUT CHARGE.

                  (b) The Sellers are acquiring the Consideration Shares for their own account, for investment purposes and not with a view to, or for sale in connection with, any distribution of such Consideration Shares or any part thereof.

                  (c) The Sellers (i) are "accredited investors" as that term is defined in Rule 401(a) promulgated under the Securities Act of 1933, as amended,
(ii) are able to sustain an entire loss of the investment represented by the Consideration Shares, (iii) have such knowledge and experience in financial, business and investment matters as to be capable of evaluating the merits and risks of this investment, (iv) has the ability to bear the economic risks of this investment, (v) have had access to and has received such information regarding the Purchaser as is specified in subparagraph (b)(2) of Rule 402 promulgated under the Securities Act of 1933, as amended, and (vi) without in any way limiting the Purchaser's right or ability to rely on the representations and warranties made by the Sellers in or pursuant to this Agreement, has been afforded prior to the Closing the opportunity to ask questions of, and to receive answers from, the Purchaser and to obtain any additional information, to the extent the Purchaser has such information or could have acquired it without unreasonable expense, all as necessary for the Sellers to make an informed investment decision with respect to the purchase of the Consideration Shares.

                  (d) The Sellers understand and acknowledge that (a) the Shares to be sold and issued hereunder are unregistered and may be required to be held indefinitely unless subsequently registered under the Securities Act of 1933, as amended, or an exemption from such registration is available; (B) the Purchaser is under no obligation to file a registration statement with the Securities and Exchange Commission with respect to the Shares, and (c) Rule 144 promulgated under the Securities Act of 1933, as amended ("Rule 144"), which provides for certain limited sales of unregistered securities, is not presently available with respect to the Shares.

         2.6. No Violation. Except as set forth on Schedule 2.6 of this Agreement, neither the execution nor the delivery by Bustamante or the Company of this Agreement or any Seller Documents, to which Bustamante or the Company is a party, the performance by Bustamante or the Company of their obligations hereunder or thereunder nor the consummation by Bustamante or the Company of the transactions contemplated hereby will, (a) violate any provision of the Company's certificate of incorporation or other organizational documents, (b) violate any provision of any material Contract (as such term is defined in
Section 3.9) to which the Company or Bustamante is a party or by which any of the properties or assets of the Company or Bustamante may be bound or otherwise subject, (c) violate any statute, law, ordinance, rule or regulation of any jurisdiction to which the Company or Bustamante is bound, or any order, writ, injunction, judgment, plan or decree (collectively, "Orders") of any court, arbitrator, department, commission, board, bureau, agency, authority, instrumentality or other body, whether federal, state or municipal in the United States of America, or the Turks and Caicos Islands and the Republic of Mexico, and its states, or (d) will require any authorization, consent, approval, exemption or other action by or notice to any government entity unless such violation would not have a Material Adverse Effect on the Company.

         2.7. Finders' and Brokers' Fees. Neither the Company nor Bustamante has retained any broker, finder or agent or agreed to pay any brokerage fee, finder's fee or commission with respect to the transactions contemplated by this Agreement.

3. Representations and Warranties of DCICV. The shareholders of DCICV jointly, make the following representations and warranties to the Purchaser and acknowledge that the Purchaser is relying upon such representations and warranties in connection with the acquisition of the Shares, each of which is true and correct on the date hereof and shall survive the Closing of the transactions provided for herein.

          3.1. Legal Capacity; No Restrictions. Except as set forth on Schedule
3.1 of this Agreement, DCICV has full legal capacity, power and authority to execute and deliver this Agreement and all other agreements, certificates and documents executed or delivered, or to be executed or delivered, by DCICV in connection herewith and to perform the obligations hereunder. All acts required to be taken by DCICV to enter into this Agreement and to carry out the transactions contemplated hereby have been properly taken; and this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) equitable principles of law. The execution, delivery and performance of this Agreement by DCICV in accordance with its terms will not, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any encumbrance pursuant to, or require the consent of any third party or governmental authority, whether domestic under the laws of the United States of America and any of its states, or foreign, under the laws of the Turks and Caicos Islands, pursuant to (a) any provision of the formation documents, as now in effect, or by-laws, as now in effect, of DCICV, or (b) any material franchise, mortgage, indenture or deed of trust or any material lease, license or other agreement or any law, ordinance, regulation, order, judgment or decree to which DCICV is a party or by which either of them (or any of their assets, properties, operations or businesses) may be bound, subject to or affected.

                  (a) DCICV is a corporation duly organized, validly existing and in good standing under the laws of the Turks and Caicos Islands, and is duly qualified as a foreign corporation in all jurisdictions, whether in the United States of America or in the Turks and Caicos Islands, in which the failure to be so qualified would have a Material Adverse Effect.

                  (b) DCICV has all necessary corporate power, legal right, capacity and authority to execute and deliver this Agreement and each transaction document to which it is a party, perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement has been authorized by DCICV's Board of Directors and will be authorized by the stockholders of DCICV upon execution of a stockholders' consent and, except for execution of the stockholders' consent, no further action by DCICV's Board of Directors or stockholders is necessary.

         3.2. No Violation. Except as set forth on Schedule 3.2 of this Agreement, neither the execution nor delivery by DCICV of this Agreement or any transaction document to which it is a party, the performance by DCICV of its obligations hereunder or thereunder nor the consummation by DCICV of the transactions contemplated hereby will, (a) violate any provision of DCICV's formation documents, by-laws or other organizational documents, (b) violate any provision of any material Contract (as such term is defined herein) to which DCICV is a party or by which any of the properties or assets of DCICV may be bound or otherwise subject, (c) violate any Laws or Orders of any Government Entities, or (d) will require any authorization, consent, approval, exemption or other action by or notice to any Government Entity unless such violation would not have a Material Adverse Effect on the Company.

         3.3. Litigation. There is no Litigation in progress, pending or in effect, or to the best knowledge of the shareholders of DCICV threatened, against or relating to DCICV, or the transactions contemplated by this Agreement.

4. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Sellers and the Company as follows:

          4.1. Organization and Standing. The Purchaser is a corporation duly organized and validly existing and in good standing under the law of the State of Delaware.

          4.2. Capitalization. The authorized capital stock of the Purchaser consists of 40,000,000 shares of common stock. There are 19,392,892 shares of common stock issued and outstanding. All such shares of capital stock of the Purchaser are validly issued, fully paid and non-assessable. Except as set forth in Schedule 4.2 of this Agreement, there are no (i) securities convertible into or exchangeable for any of the Purchaser's capital stock or other securities,
(ii) options, warrants or other rights to purchase or subscribe to capital stock or other securities of the Purchaser or securities which are convertible into or exchangeable for capital stock or other securities of the Purchaser, or (iii) Contracts or arrangements of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of the Purchaser, any such convertible or exchangeable securities or any such options, warrants or other rights.

          4.3. Legal Capacity; No Restrictions. The Purchaser has full corporate power and authority to execute and deliver this Agreement and all other agreements, certificates and documents executed or delivered, or to be executed or delivered, by the Company in connection herewith (the "Purchaser Documents") and to perform the obligations hereunder, and to perform each of the obligations hereunder. All action required to authorize the Purchaser to enter into this Agreement and to carry out the transactions contemplated hereby has been properly taken; and this Agreement constitutes the legal, valid and binding obligation of each member of the Purchaser, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement and the Purchaser Documents by the Purchaser in accordance with its terms will not, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any encumbrance pursuant to, or require the consent of any third party or governmental authority pursuant to (a) any provision of the Purchaser's certificate of incorporation or by-laws, as currently amended and in effect, (b) any material franchise, mortgage, indenture or deed of trust or any material lease, license or other agreement or any law, regulation, order, judgment or decree to which either member of the Purchaser is a party or by which it (or any of its assets, properties, operations or business) may be bound, subject to or affected.

          4.4. Compliance with Laws and Other Instruments. The Purchaser has complied with all existing material federal, state and local laws, rules, regulations, ordinances, orders, judgments and decrees now or hereafter applicable to its business, properties or operations as presently conducted, and neither the ownership nor use of the Purchaser's properties nor the conduct of the respective businesses conflicts with the rights of any other person, firm or corporation or violates, or with or without the giving of notice or the passage of time, or both, will violate, conflict with or result in a default, right to accelerate or loss of rights under, any term or provision of their respective
(i) certificate of incorporation, or by-laws, as currently amended and in effect, or (ii) any mortgage, indenture, deed of trust or material encumbrance, lease, license or agreement or any law, ordinance, rule, regulation, order, judgment or decree to which either member of the Purchaser is a party or by which they or any of their respective properties, assets or operations may be bound or affected or which might materially adversely affect any such properties, assets or operations. Without limiting the generality of the foregoing, to the best knowledge and belief of the Purchaser, neither of the Purchaser nor any of their respective officers, directors, employees or agents has, directly or indirectly, made, promised to make, or authorized the making of, any offer, payment or gift of money or anything of value to any governmental official, political party or employee, agent or fiduciary of a customer, to obtain a contract for or to influence a decision in favor of Purchaser where such offer, payment or gift was or would be, if made, in violation of any applicable law, nor has it maintained cash or anything of value, in an account or otherwise, not properly or accurately accounted for on the respective books and records of Purchaser for this purpose.

          4.5. Finders' and Brokers' Fees. The Purchaser has not, nor has anyone on behalf of the Purchaser, retained any broker, finder or agent or agreed to pay any brokerage fee, finder's fee or commission with respect to the transactions contemplated by this Agreement.

          4.6. Authorization; Validity of Agreement. The Purchaser has all necessary power, legal right, capacity and authority to execute and deliver this Agreement and each Purchaser Document, perform its obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby. This Agreement and each Purchaser Document to which the Purchaser has been duly authorized by all necessary corporate action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser is, and when executed and delivered will be, a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) equitable principles of law.

          4.7. No Violations; Governmental Filings.


                  (a) The execution, delivery and performance of this Agreement, and the Purchaser Documents, does not, and the consummation by the Purchaser of the transactions contemplated hereby and thereby will not, (i) violate any provision of the certificate of incorporation, and by-laws, (ii) violate any provision of any Contract to which the Purchaser is a party or by which any of its properties or assets may be bound or otherwise subject or (iii) violate any Order of any Government Entity or any Law, applicable to the Purchaser or any of its properties or assets.

                  (b) No filing, notice or registration with any Governmental Entity is required by the Purchaser in connection with the execution, delivery and performance of this Agreement, or any Purchaser Document, or the by the Purchaser of the transactions contemplated hereby and thereby.

          4.8. Financial Statements. Attached hereto as Exhibit B, are copies of the Form 10-K for the fiscal year ended December 31, 1999 of the Purchaser, and the Form 10-Q for the quarter ended March 31, 2000 of the Purchaser as filed with the Securities and Exchange Commission (the "SEC"). The attached financial statements are in compliance with the requirements of the SEC with respect to such reports.

          4.9. Litigation. There is no claim, legal action, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, writ, injunction, judgment, plan or decree ("Litigation") in progress, pending or in effect, against the Purchaser is threatened, against or relating to the Purchaser, its properties, assets, business or capital stock or the transactions contemplated by this Agreement, and the Purchasers do not know of any basis of the same. There is no continuing order, injunction or decree of any court, arbitrator or Government Entities to which the Purchaser, is a party or by which the Purchaser or its assets, properties, business or capital stock are bound.

          4.10. Absence of Certain Changes. Except as and to the extent set forth in Schedule 4.10 of this Agreement, since the date of the Interim Financial Statements there has not been (a) any material adverse change in the financial condition, assets, liabilities, business or operations of the Purchaser other than changes caused by general economic or industry conditions or trends expert or (b) any loss, damage or destruction, whether covered by insurance or not, affecting the Purchaser's business or properties.

          4.11. Validity of the Shares to be Issued to the Sellers. The Consideration Shares to be issued to the Sellers of the Company in connection with the transactions contemplated in this Agreement will, when issued and transferred for in accordance with the terms and conditions of this Agreement, be duly and validly issued, non-assessable shares, free and clear of any and all encumbrances thereon, and will be issued, subject to the accuracy and validity of the representations and warranties of the Sellers set forth in Section 2.5, in compliance with all applicable federal and state securities laws.

          5. Covenants and Agreements.

          5.1. Conduct of the Business by the Company. The Company covenants, and each Seller covenants, to cause the Company, to conduct its business in the ordinary course, consistent with past practice. Without limiting the generality of the foregoing, unless otherwise expressly provided in this Agreement, the Company covenants that it will not and the Sellers covenant to use commercially reasonable efforts so that the Company will not:

                  (a) issue or sell any stock or any other security;

                  (b) declare or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) to any of its stockholders;

                  (c) make any loans, advances or capital contributions to, or investments in, any other person or entity (other than loans or advances to employees in accordance with past practices);

                  (d) sell, lease or otherwise dispose of any of its properties or assets, except for sales in the ordinary course of business and consistent with past practice;

                  (e) make any capital expenditure or commitment for additions to property, plant, equipment or other capital assets in excess of $25,000;

                  (f) take any action which materially adversely affects the rights and franchises of the Company, the business
                  organization   of  the  Company  or
                  the Company's present relationships with suppliers and customers and others having business relationships with the Company;

                  (g) enter into any Contract, except Contracts which are in the ordinary course of business and consistent with past practice, are not material to the Company (individually or in the aggregate) and would not have been required to be disclosed in the Disclosure Schedule had they been in existence on the date of this Agreement;

                  (h)  amend  its   Constitute  of  Documents  or  By-laws,   as
                  applicable, or make any changes in authorized or issued capital stock;

                  (i) directly or indirectly (through a representative or otherwise) solicit or furnish any information to any prospective buyer, commence, or conduct presently ongoing, negotiations with any other party or enter into any agreement with any other party concerning the sale of the Company, the Company's assets or business or any part thereof or any equity securities of the Company (an "Acquisition Proposal"); or

                  (j) enter into any agreement to do, or take, or agree in writing or otherwise to take or consent to, any of the foregoing actions.

          5.2. Access to Information. The Company's officers, directors, employees, agents, accountants and counsel to, upon reasonable notice, shall (a) afford the officers, employees and authorized agents, accountants, counsel and representatives of the Purchaser complete access, during normal business hours, to (i) the offices, properties, plants, other facilities, books, Contracts, documents and records of the Company and any records concerning the Company maintained and accumulated by its representatives, and (ii) those officers, directors, employees, agents, accountants and counsel of the Company who have any knowledge relating to the Company or the Company's business; (b) furnish to the officers, employees and authorized agents, accountants, counsel and representatives of the Purchaser such additional financial and operating data and other information regarding the Company or the Company's business (including, without limitation, any Contracts, licenses and patents in effect as of the date hereof and any Contracts, or licenses being negotiated or entered into between the date hereof and the Closing Date), properties and goodwill of the Company as the Purchaser may from time to time request; (c) with and only with the prior written consent of the Sellers, allow the Purchaser access to any properties for the purposes of conducting environmental, safety and health audit activities (including sampling); and (d) with the prior consent of the Sellers in each instance, allow access to vendors, customers, manufacturers of its machinery and equipment, and others having business dealings with the Company.

          5.3. Other Actions. Each of the parties hereto shall use all reasonable efforts to (i) take, or cause to be taken, all actions, (ii) do, or cause to be done, all things, and (iii) execute and deliver all such documents, instruments and other papers, as in each case may be necessary, proper or advisable under applicable laws, or reasonably required to in order to carry out the terms and provisions of this Agreement and to consummate and make effective the transactions contemplated hereby.

6. Conditions to the Closing.

          6.1. Conditions Precedent to the Company's and Sellers Obligations to Close. The obligations of the Company and the Sellers to consummate the transactions contemplated hereby shall be subject to the satisfaction or waiver by the Company and the Sellers, at or prior to the Closing, of the following conditions:

                  (a) the representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects as of the date made and as of the Closing Date as if made on and as of the Closing Date;

                  (b) the Purchaser shall have performed in all material respects its obligations under this Agreement required to be performed by it at or prior to the Closing pursuant to the terms hereof;

                  (c) no Litigation shall have been commenced or threatened, and no investigation by any Government Entity shall have been commenced, against Purchaser or any of its Affiliates, officers or directors, with respect to the transactions contemplated hereby;

                  (d) the Purchaser shall delivered to the Company and the Sellers a certificate executed by the secretary of the Purchaser certifying as true and accurate (i) the certificate of incorporation of the Purchaser (ii) the by-laws of the Purchaser, (iii) the signatures of the officers of the Purchaser executing this Agreement or the Purchaser Documents, and (iv) the board of director resolutions of the each of the Purchaser authorizing the transactions contemplated herein;

                  (e) the Purchaser has placed fifty-one percent (51%) of the Voting Shares in a Mexican trust established by a Mexican financial institution, which is reasonably acceptable to both the Purchaser and Bustamante, to be held for the benefit of the Purchaser; and

                  (f) the Purchaser has received a fairness opinion from an investment bank, with respect to the fairness of the transactions contemplated in this Agreement to the stockholders of the Purchaser.

         6.2 Conditions Precedent to the Purchaser's Obligations to Close. The obligations of the Purchaser to consummate the transactions contemplated hereby shall be subject to the satisfaction or written waiver by the Purchaser, at or prior to the Closing, of the following conditions:

                  (a) the representations and warranties of the Company and the Sellers contained in this Agreement shall be true and correct in all material respects as of the date made and as of the Closing Date as if made on and as of the Closing Date;

                  (b) the Company and the Sellers shall have performed in all material respects their obligations under this Agreement required to be performed by them at or prior to the Closing pursuant to the terms hereof;

                  (c) no Litigation shall have been commenced or threatened, and no investigation by any Government Entity shall have been commenced, against the Company, or any of the Sellers or any of their Affiliates, or any officers or directors the Company, with respect to the transactions contemplated hereby;

                  (d) the Company shall have delivered to the Purchaser a certificate executed by the secretary of the Company certifying as true and accurate (i) the [constitutive of documents] and by-laws of the Company, (ii) the stockholder and board of director consents authorizing the actions of the Company's directors and officers for certain periods prior to the Closing in a form reasonably satisfactory to Purchaser, (iii) the signatures of the officers of the Company executing this Agreement or the Seller Documents or Company Documents;

                  (e) the Concession, a form of which is attached hereto as Exhibit C, is true, correct, complete, remains in full force and effect, and has not been amended as of the Closing Date and no notice of cancellation has been received by the Company or to the best of the Sellers knowledge has been received by the Company;

                  (f) the Sellers shall have executed the Stockholders Agreement, a form of which is attached hereto as Exhibit 6.2(f);

                  (g) the Company shall have appointed an agent for service of process in the State of New York.

7. Closing Deliveries and Actions.


         7.1. By the Purchaser. At the Closing, the Purchaser shall deliver to the Shareholders:

                  (a) stock certificates representing 2,250,000 shares of stock of the Purchaser to each of DCICV and Bustamante;

                  (b)  the  opinion  of  Parker  Chapin  LLP,   counsel  to  the
Purchaser, substantially in the form attached as Exhibit 7.1(b); and

                  (c) the fairness opinion of an investment bank.

         7.2. By the Sellers and the Company. At the Closing, there shall also be delivered to the Purchaser:

                  (a) the stock certificates representing the Limited Shares and Voting Shares of the Company owned by each of the Sellers, duly endorsed in blank or accompanied by stock transfer powers and the minute books, stock certificate books and stock transfer ledgers of the Company;

                  (b) a certificate with respect to the Company from Republic of Mexico and all jurisdictions in which the Company is qualified to do business attesting as to its good standing therein as of dates recent to the Closing Date;

                  (c) the resignations, dated the Closing Date, of each Director and Officer;

                  (d) the opinion of Julio Lopez Pardo, counsel to the Company, in the form attached hereto as Exhibit 7.2(d);

                  (e) the opinion of Julio Lopez Pardo, counsel to Bustamante, in the form attached hereto as Exhibit 7.2(e); and

                  (f) the opinion of [name of Mexican law firm], counsel to DCICV, in the form attached hereto as Exhibit 7.2(f); and

                  (g) an executed Stockholders Agreement.

8. Termination. This agreement may be terminated prior to the Closing (a) by mutual written consent of the Purchaser and the Sellers or (b) by the Purchaser, on the one hand, or the Stockholders, on the other hand, if the Closing shall not have occurred on or before December 31, 2000, provided the terminating party has not, through breach of a representation, warranty or consent, prevented the Closing from occurring on or before such date. Prompt written notice of any such termination shall be given to the other parties specifying the reason for such termination and upon any such termination this Agreement shall forthwith terminate without, however, any waiver of the rights of the parties for breaches of this Agreement.

9. Indemnification.

         9.1. Indemnification by the Sellers. Each Seller hereby severally agrees to indemnify, defend and hold harmless each member of the Purchaser, the Surviving Corporation and each of their respective directors, officers, employees and controlled or controlling persons ("Affiliates") for all losses, liabilities, claims, damages, judgments, awards, costs and expenses (including, without limitation, interest, penalties, court costs and attorneys fees and expenses) (collectively, "Damages") incurred by, asserted against, resulting to or imposed on the Purchaser, directly or indirectly, as a result of or arising out of (i) the inaccuracy or breach of any representation or warranty of any Seller or the Company contained or made in this Agreement made by any Seller or the Company as of the date of this Agreement or the Closing Date; or (ii) the breach by any Seller or the Company of any covenant, agreement or obligation of any Seller or the Company contained in this Agreement made by any Seller or the Company as of the date of this Agreement or the Closing Date;

         9.2. Indemnification by the Company. The Company shall indemnify, defend and hold harmless the Purchaser for all Damages incurred by, asserted against, resulting to or imposed on the Purchaser, directly or indirectly, as a result of or arising out of (i) the breach of any representation or warranty of any Seller or the Company contained in this Agreement which occurs after the Closing Date; (ii) the breach by any Seller or the Company of any covenant, agreement or obligation of any Seller or the Company contained in this Agreement which occurs after the Closing Date; or (iii) any assertion by any past or current stockholder of the Company of any suit or action relating to any of the transactions contemplated by this Agreement or any of the Purchaser Documents. The indemnification obligations of the Company under this Section 9.2 shall only exist until, and shall be automatically terminated and extinguished upon the Effective Time.

         9.3. Indemnification by the Purchaser. The Purchaser shall indemnify the Sellers and the Company for any Damages incurred by, asserted against, resulting to or imposed on the Purchaser, directly or indirectly, as a result of
(i) the breach of any representation or warranty made by the Purchaser in this Agreement and (ii) the breach by any member of the Purchaser of any covenant, agreement or obligation of the Purchaser contained in this Agreement.

         9.4. Time Limitations. The Company shall have no liability for indemnification with respect to any representation or warranty (other than the representations and warranties in Sections 3.9 and 3.10 unless, on or before 12 months after the Closing, the Purchaser notifies the Company of a claim of indemnity specifying the basis thereof in reasonable detail. A claim for indemnification under Section 9.1 arising out of the inaccuracy or a breach of any representation or warranty set forth in Section 3.10 (a "Tax Related Claim") may be made by any member of the Purchaser at any time until the expiration of the applicable statute of limitations (and any extension thereof, which extension shall require the consent of the Stockholders which shall not be unreasonably withheld).

         9.5. Limitations on Amount; Order of Claims.

         The Sellers shall not have any liability for indemnification under
Section 9.1 arising out of the inaccuracy or a breach of any representation or warranty of the Company or the Sellers, (other than representations and warranties in Section 3.15) unless and until the total of all Damages incurred by the Purchaser exceeds $500,000 U.S. Dollars (the "Basket"), and then the Sellers in the aggregate shall only be responsible for the Damages in excess of that amount. If the Basket has been exceeded, the Purchaser shall be entitled to indemnification for such breach to the extent the Basket would then be exceeded. Notwithstanding the foregoing, the Basket shall apply to Damages incurred by the Purchaser arising out of breaches of Sections 3.1, 3.2 and 3.3 of this Agreement, or any claim for Damages arising out of the subject matter of Section 9.5(d) of this Agreement.

         9.6. Procedure for Indemnification - Third Party Claims other than
Taxes.

                  (a) Except in the case of any action, suit or proceeding, or written threat thereof relating to a Tax Claim (as defined herein), promptly after receipt by an indemnified party of written notice of the commencement against it by any third party (including but not limited to any Governmental Entity) of any action, suit or proceeding, or written threat thereof, such indemnified party will, if a claim is to be made against an indemnifying party under this Article 9, give notice to the indemnifying party thereof. The indemnified party shall furnish to the indemnifying party in reasonable detail the information possessed by the indemnified party with respect to such indemnification claim.

                  (b) The indemnifying party shall have 30 days after the notice from the indemnified party to notify the indemnified party in writing of its election to defend the third party claim or demand on behalf of the indemnified party. If the indemnifying party elects to defend such third party claim or demand, the indemnified party shall make available to the indemnifying party all materials reasonably required for that purpose and shall otherwise assist and cooperate with the indemnifying party in the defense of such third party claim or demand, and so long as the indemnifying party is defending such third party claim in good faith, the indemnified party shall not pay, settle or compromise such third party claim or demand. If the indemnifying party elects to defend such third party claim or demand, the indemnifying party shall have the right to control the defense of such third party claim or demand, at the indemnifying party's own expense. If the indemnifying party does not elect to defend such third party claim or demand or does not defend such third party claim or demand in good faith, the indemnified party shall have the right, in addition to any other right or remedy it may have hereunder, at the indemnifying party's expense, to defend such third party claim or demand.

                  (c) If a notice of deficiency, proposed adjustment, adjustment, assessment, audit, examination or other administrative or court proceeding, suit, dispute or other claim (a "Tax Claim") shall be delivered, sent, commenced or initiated to or against the Purchaser by any Tax authority with respect to Taxes for which the Purchaser is entitled to indemnification from the Sellers, the Purchaser shall promptly notify the Sellers in writing of the Tax Claim.

         9.7. Procedure for Indemnification - Tax Claims.

                  (a) If the Tax Claim relates to any period of time prior to the Closing Date, the Stockholders may, within 30 days after written notice from the Merger Subsidiary, assume and control the defense of such Tax Claim at their own cost and expense and with their own counsel, and the Merger Subsidiary agrees to cooperate with the Stockholders in pursuing such contest. If the Stockholders elect to assume the defense of any such Tax Claim, notwithstanding anything to the contrary contained herein: (i) the Stockholders shall keep the Merger Subsidiary informed of all material developments and events relating to any such Tax Claim; and (ii) at its own cost and expense, the Merger Subsidiary shall have the right to participate in (but not to control) the defense of any such Tax Claim.

                  (b) In connection with the contest of any Tax Claim that the Stockholders have the right to control but do not timely elect to control pursuant to Section 9.7 hereof or any Tax Claim which relates to any period of time after the Closing Date, such contest shall be controlled by the Merger Subsidiary, and the Stockholders agree to cooperate with the Merger Subsidiary in pursuing such contest.

         9.8. Mitigation of Damages.

                  (a) No party shall have any liability to another party under this Article 9 for Damages to the extent that such Damages relate to a liability or matter with respect to which the indemnified party has made recovery from an insurance company or from the person causing the damages, to the extent of such recovery.

                  (b) The obligation of an indemnifying party shall be adjusted so as to give effect to any net reduction in federal, state or local income tax liability determined on a consolidated basis to which the party being indemnified hereunder will be actually entitled in connection with the satisfaction by the indemnifying party of any indemnification claim brought by the party being indemnified.

                  (c) The remedies provided in this Article 9 shall be exclusive as to any claim by a party under this Agreement or any other document executed hereunder or arising out of the transactions provided for herein and therein.

         9.9 Recovery of Legal Fees and Expenses. In the event that a party hereto shall assert a claim for indemnification against any other party hereto and it shall be determined that the asserting party is not entitled for indemnification with respect to such claim, the asserting party shall promptly pay to the non-asserting party all of the non-asserting party's expenses (including but not limited to legal fees and expenses) incurred by the non-asserting party in investigating, negotiating, litigating, arbitrating and/or otherwise addressing such claim.

Miscellaneous.
-------------

         10.1. Disclosure Schedules. Information set forth in the disclosure schedules to this Agreement (collectively referred to herein as the "Disclosure Schedule") specifically refers to the article and section of this Agreement to which such information is responsive and such information shall not be deemed to have been disclosed with respect to any other article or section of this Agreement or for any other purpose. The Disclosure Schedule shall not vary, change or alter the language of the representations and warranties contained in this Agreement and, to the extent the language in the Disclosure Schedule does not conform in every respect to the language of such representations and warranties, such language shall be disregarded and be of no force or effect.

         10.2. Amendments. This agreement may be amended, supplemented or modified, any provision hereof may be waived, only by a written instrument making specific reference to this Agreement signed by the party against whom the same is sought to be enforced.

         10.3. Waiver. No course of dealing of any party hereto, no omission, failure or delay on the part of any party hereto in asserting or exercising any right hereunder, and no partial or single exercise of any right hereunder by any party hereto shall constitute or operate as a waiver of any such right or any other right hereunder. No waiver of any provision hereof shall be effective unless in writing and signed by or on behalf of the party to be charged therewith. No waiver of any provision hereof shall be deemed or construed as a continuing waiver, as a waiver in respect of any other or subsequent breach or default of such provision, or as a waiver of any other provision hereof unless expressly so stated in writing and signed by or on behalf of the party to be charged therewith.

         10.4. Governing Law; Jurisdiction; Arbitration.

(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THAT STATE, WITHOUT REGARD TO ANY OF ITS PRINCIPLES OF CONFLICTS OF LAWS OR OTHER LAWS WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED WITHOUT REGARD TO ANY PRESUMPTION AGAINST THE PARTY CAUSING THIS AGREEMENT TO BE DRAFTED. EACH OF THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES UNCONDITIONALLY AND IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND THE FEDERAL DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND EACH OF THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN NEW YORK COUNTY OR SUCH DISTRICT, AND AGREES THAT SERVICE OF ANY SUMMONS, COMPLAINT, NOTICE OR OTHER PROCESS RELATING TO SUCH SUIT,

ACTION OR OTHER  PROCEEDING  MAY BE EFFECTED  IN THE MANNER  PROVIDED IN SECTION
10.5.

                           (b)   Notwithstanding   the   provisions  in  Section
10.4(a), in the event that the parties agree to seek to resolve any disputes between the parties arising out of or relating to this Agreement by expedited dispute resolution procedures, the parties agree to submit such disputes, if any, to binding arbitration to be conducted in New York, New York, by the American Arbitration Association ("AAA"), pursuant to the rules and procedures of the AAA.

                           (c) If any such dispute  exists,  a party will notify
the other party of the dispute,  and if the dispute is not  resolved  within ten
(10) days after such notice is furnished, the notifying party may institute arbitration proceedings pursuant to this Section 10.4(c).

                           (d)  Any  arbitration   conducted  pursuant  to  this
Section 10 shall be before a panel of three (3) arbitrators chosen from lists of qualified arbitrators submitted by the AAA.

                           (e)  The   determination   of  a   majority   of  the
arbitrators in the arbitration shall be conclusive and binding on the parties hereto and shall not be subject to appeal or judicial review. The award of the arbitrators may be enforced in any court of competent jurisdiction and each of the parties hereby unconditionally and irrevocably consents to the jurisdiction of the Federal District Court for the Southern District of New York and the Courts of the State of New York located in New York County solely with respect to (and for no reason or other purpose) any action instituted to enforce any such award.

                           (f)   Each  of  the   parties   unconditionally   and
irrevocably waives any right to a trial by jury in respect of any such action.

                           (g) The  arbitrators  shall be  entitled to award and
apportion the costs and expenses of the parties in connection with any arbitration (including, without limitation, attorneys' fees and expenses) as the arbitrators, in their discretion, may determine. The costs and expenses of the arbitrators and expenses of the arbitrators and the AAA shall be shared equally by the Sellers, on the one hand, and the Purchaser, on the other hand.

         10.5. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter's confirmation of a receipt of a facsimile transmission or (b) confirmed delivery by a standard courier service or delivery by hand at the following addresses (or at such other address for a party as shall be specified by like notice):

                  if to the Purchaser, to:

                           InfoAmerica, Inc.
                           26250 Cumberland Road
                           Tehachapi, CA  93561
                           Attn:  Richard Lubic
                           Fax Number:  661-821-6019

                  with a copy to:

                           Parker Chapin, LLP
                           The Chrysler Building
                           405 Lexington Avenue
                           New York, New York  10174
                           Attn:  Martin Eric Weisberg, Esq.
                           Fax Number: 212-704-6288

                  if to the Sellers, to:

                           Carlos Bustamante, Sr.
                           Blvd. Agua Caliente 4558, Piso 18
                           22420 Tijuana, B.C., Mexico
                           Fax Number: 66-86-54-33

                           Dick Clark International Cable Ventures, Ltd.
                            c/o Parker Chapin, LLP
                           The Chrysler Building
                           405 Lexington Avenue
                           New York, New York  10174
                           Attn:  Martin Eric Weisberg, Esq.
                           Fax Number: 212-704-6288

                  if to the Company, to:

                           Cable California S.A. de C.V.
                           ------------------------
                           ------------------------
                           ------------------------

                           Fax Number: _____________

                  with a copy to:

                           Julio Lopez Pardo

                           ------------------------

                           ------------------------

                           Fax Number: _____________


         10.6. Entire Agreement. This agreement (together with the Schedules and Exhibits hereto) and the agreements and documents delivered pursuant to this Agreement, constitute the entire agreement of the parties with respect to the subject matter hereof, and collectively supersede all other prior or contemporaneous negotiations, commitments, agreements and understandings (whether written or oral), between the parties with respect to the subject matter hereof.

         10.7. Further Assurances. Each party hereto covenants and agrees promptly to execute, deliver, file or record such agreements, instruments, certificates and other documents and to perform such other and further acts as the other party hereto may reasonably request or as may otherwise be necessary or proper to consummate and perfect the transactions contemplated hereby.

         10.8. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, or unenforceable, then (a) such provision, covenant or restriction shall be construed by limiting and reducing it so as to be enforceable to the fullest extent permitted under applicable law and shall thereupon be enforced as so limited and reduced and (b) the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         10.9. Assignment. This agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interest or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. This agreement is not intended to confer upon any other person except the parties hereto any rights or remedies hereunder.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this
Agreement and Plan of Merger as of the day and year first written above.

                            INFOAMERICA, INC.


                            By: /s/ Richard Lubic
                               ---------------------------------------
                                     Name: Richard Lubic
                                     Title:   Chief Executive Officer


                            CABLE CALIFORNIA S.A. de C.V.


                            By: /S/ Carlos Bustamante, Sr.
                               ---------------------------------------
                                     Name:Carlos Bustamante, Sr.
                                     Title: President

                            Sellers:

                            /s/ Richard Lubic
                            ----------------------------------------
                            Dick Clark International Cable Ventures, Ltd.


                            /s/ Carlos Bustamante, Sr.
                            ---------------------------------------
                            Carlos Bustamante, Sr.